                                                                      EXHIBIT 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) / /

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                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                            36-3800435
(State of incorporation                             (I.R.S. employer
if not a U.S. national bank)                        identification no.)
2 North LaSalle Street
Suite 1020

Chicago, Illinois                                   60602
(Address of principal executive offices)            (Zip code)

                                   ----------

                                 IMC GLOBAL INC.
               (Exact name of obligor as specified in its charter)
Delaware                                            36-3492467
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                                    FMRP Inc.
               (Exact name of obligor as specified in its charter)
Delaware                                            72-1122135
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

                                 IMC Canada Ltd.
               (Exact name of obligor as specified in its charter)
Canada                                              36-4117430
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                               IMC Chemicals Inc.
               (Exact name of obligor as specified in its charter)
Delaware                                            13-3579263
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                         IMC Chemical North America LLC
               (Exact name of obligor as specified in its charter)
Delaware                                            36-3545577
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                         IMC Global Dutch Holdings B.V.
               Exact name of obligor as specified in its charter)
Netherlands                                         98-0377725
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                           IMC Global Netherlands B.V.
               Exact name of obligor as specified in its charter)
Netherlands                                         98-0356532
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

                           IMC Global Operations Inc.
               Exact name of obligor as specified in its charter)
Delaware                                            36-3513204
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                         IMC Global Potash Holdings N.V.
               Exact name of obligor as specified in its charter)
Netherland Antilles                                 98-0356532
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                             IMC Phosphates Company
               Exact name of obligor as specified in its charter)
Delaware                                            36-3892806
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                            IMC Potash Carlsbad Inc.
               Exact name of obligor as specified in its charter)
Delaware                                            36-4091023
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                            IMC Potash Colonsay N.V.
               Exact name of obligor as specified in its charter)
Netherland Antilles                                 98-0356532
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

                             IMC Potash Colonsay ULC
               Exact name of obligor as specified in its charter)
Canada                                              98-0356532
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                             IMC Sulfur Holdings LLC
               Exact name of obligor as specified in its charter)
Delaware                                            36-3892806
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                              IMC USA Holdings Inc.
               Exact name of obligor as specified in its charter)
Delaware                                            36-3545577
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                                IMC USA Inc. LLC
               Exact name of obligor as specified in its charter)
Delaware                                            36-3545577
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                               KCL Holdings, Inc.
               Exact name of obligor as specified in its charter)
Delaware                                            36-3545575
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

                                    NATI LLC
               Exact name of obligor as specified in its charter)
Delaware                                            13-3579263
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                 Phosphate Resource Partners Limited Partnership
               Exact name of obligor as specified in its charter)
Delaware                                            72-1067072
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                             The Vigoro Corporation
               Exact name of obligor as specified in its charter)
Delaware                                            36-3414338
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)



100 South Saunders Road
Suite 300

Lake Forest, Illlinois                              60045
(Address of principal executive offices)            (Zip code)

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                          11.250% Senior Notes due 2011
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                   Address
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     Office of Banks & Trust Companies of      500 E. Monroe Street
     the State of Illinois                     Springfield, Illinois 62701-1532

     Federal Reserve Bank of Chicago           230 S. LaSalle Street
                                               Chicago, Illinois 60603

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 7th day of April, 2003.

                                          BNY Midwest Trust Company

                                          By: /S/  M. CALLAHAN
                                             ----------------------------------
                                             Name:  M. CALLAHAN
                                             Title: ASSISTANT VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on September 30, 2002, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                 ASSETS                                                 THOUSANDS OF DOLLARS
                                 ------                                                 --------------------
1.   Cash and Due from Depository Institutions..............                                    21,903

2.   U.S. Treasury Securities...............................                                        -0-

3.   Obligations of States and Political Subdivisions.......                                        -0-

4.   Other Bonds, Notes and Debentures......................                                        -0-

5.   Corporate Stock........................................                                        -0-

6.   Trust Company Premises, Furniture, Fixtures and Other
     Assets Representing Trust Company Premises.............                                       323

7.   Leases and Lease Financing Receivables.................                                        -0-

8.   Accounts Receivable....................................                                     4,986

9.   Other Assets

     (Itemize amounts greater than 15% of Line 9)

          GOODWILL..........................................                                    86,813

                                                                                                87,186

10.  TOTAL ASSETS...........................................                                   114,398

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

                                  LIABILITIES                                           THOUSANDS OF DOLLARS
                                  -----------                                           --------------------
11.  Accounts Payable.......................................                                         3

12.  Taxes Payable..........................................                                        -0-

13.  Other Liabilities for Borrowed Money...................                                    25,425

14.  Other Liabilities......................................

     (Itemize amounts greater than 15% of Line 14)

          Taxes due to Parent Company.......................6,890
          Reserve for Taxes.................................3,128

                                                                                                10,470

15.  TOTAL LIABILITIES                                                                          35,898

                                 EQUITY CAPITAL
                                 --------------

16.  Preferred Stock........................................                                        -0-

17.  Common Stock...........................................                                     2,000

18.  Surplus................................................                                    62,130

19.  Reserve for Operating Expenses.........................                                        -0-

20.  Retained Earnings (Loss)...............................                                    14,370

21.  TOTAL EQUITY CAPITAL...................................                                    78,500

22.  TOTAL LIABILITIES AND EQUITY CAPITAL...................                                   114,398

I, ROBERT L. DE PAOLA, VICE PRESIDENT
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              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                Robert L. DePaola
                ------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 31st day of October, 2002.

My Commission expires May 15, 2003.

                                              Joseph A. Giacobino, Notary Public

(Notary Seal)


Person to whom Supervisory Staff should direct questions concerning this report.

           Christine Anderson                          (212) 437-5984
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                  Name                           Telephone Number (Extension)